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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[x]  Soliciting Material Pursuant to Section 240.14a-12

                                  LASON, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
        N/A
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     2) Aggregate number of securities to which transaction applies:
        N/A
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
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     4) Proposed maximum aggregate value of transaction:
        N/A
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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     4) Date Filed:

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SEC 1913 (02-02)


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                    LASON, INC. TO MERGE WITH AN AFFILIATE OF
                            CHARTERHOUSE GROUP, INC.

TROY, MI, MAY 24, 2004 - LASON, Inc. (Pink Sheets: LSSN), a national provider of integrated information management and business process outsourcing solutions, today announced that a Special Committee of its Board of Directors has unanimously approved a merger agreement between LASON and an affiliate of Charterhouse Group, Inc. ("Charterhouse"), under which Charterhouse will acquire LASON in a transaction valued at approximately $30 million. The LASON acquisition is consistent with Charterhouse's strategy of partnering with management in specific industry sectors such as business services and healthcare services to build leading middle-market companies.

Founded in 1985, LASON is an outsourced solutions provider offering the ability to seamlessly integrate, securely manage, and continuously improve its customers' business processes, in areas such as accounts payable and receivable, claims processing, electronic medical records and loan processing. Charterhouse Group, Inc. is a New York-based private equity firm that has been actively acquiring and managing businesses in partnership with management teams since 1973.

Ronald D. Risher, President and CEO of LASON, said, "We look forward to our new partnership with Charterhouse and working together to continue building the company through our strong domestic and global footprint in the business process outsourcing marketplace. Charterhouse's thirty-year history in the private equity business, along with its specific sector experience, will be instrumental in the acceleration of our growth. The recapitalization will give LASON the financial stability and platform required to further strengthen our market position and execute our long-term business plan."

Under the proposed merger agreement, Charterhouse would acquire 100% of the common stock of LASON for $0.125 per share (approximately 30,045,000 shares) and replace LASON's current senior indebtedness with substantially less indebtedness. LASON's resulting capital structure would include significantly more equity. Existing management is expected to continue operating LASON after the transaction closes and will have an ownership interest in the Charterhouse affiliate. Completion of the transaction is subject to certain closing conditions, including the approval of holders of a majority of LASON's outstanding common stock. The transaction is expected to close during the third quarter of 2004.

ABOUT LASON

LASON, Inc. (www.lason.com) enables organizations to secure their decisions and their future by improving business processes through outsourced services in industries that are data and document-intensive, such as the financial services, healthcare, government, manufacturing and industrial markets where accuracy, privacy and security are top concerns. Our customized solutions provide substantial and identifiable cost savings. With over 55 locations and facilities management sites in 22 states, India, China (service relationship), Mexico and Canada, LASON's integrated suite of solutions utilizes the latest technology surrounding data input, scanning, digital

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storage, retrieval and delivery of sensitive data and documents to increase the efficiency and effectiveness of back-office and administrative functions.

ABOUT CHARTERHOUSE GROUP

Charterhouse Group, Inc. is a private equity firm with over three decades of experience in building leading middle-market companies. Established in 1973, Charterhouse currently manages in excess of $1.3 billion in equity through several limited partnerships. Since its inception, Charterhouse has completed investments in over 80 platform companies with a focus in the business services, healthcare services and consumer sectors. For more information, please visit www.charterhousegroup.com.


This press release, contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: (1) important information is of a preliminary basis and subject to further adjustment, (2) the assimilation of business units, (3) the economic, political and regulatory environment, (4) competitive risks and uncertainties, (5) dependence on key customers and management, (6) fluctuations in paper prices, (7) price and availability of qualified temporary labor, (8) reliability of Company data, (9) changes in the business outsourcing industry, (10) management's ability to implement its business plan, (11) the financial and legal effect of any outstanding litigation, (12) ultimate resolution and settlement of administrative and priority claims, including priority tax claims, whether known or unknown as a result of the Company's previous Chapter 11 filing, (13) status of the Company's financing, (14) other important factors beyond the control of LASON and (15) other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. Actual future results may vary significantly from those set forth herein. These forward-looking statements represent the Company's judgment as of the date hereof. The Company disclaims, however, any intent or obligation to update its forward-looking statements.


LASON will file a proxy statement with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THAT DOCUMENT, WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of that document (when it becomes available) and other documents filed by LASON with the SEC at the SEC's web site at www.sec.gov. The proxy statement (when it becomes available) and the other documents filed by LASON may also be obtained free from LASON by calling Douglas S. Kearney, Executive Vice President at (248) 837-7100.

The respective executive officers and directors of LASON and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding LASONs executive officers and directors is available in the LASON Form 10-K for the year ended December 31, 2003. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC.



CONTACT:    LASON
            Douglas S. Kearney, Executive Vice President
            (248) 837-7100

            Charterhouse Group, Inc.
            David Hoffman, Partner
            (212) 584-3234